DEFERRED COMPENSATION LIABILITY	12 Months Ended
Dec. 31, 2012
DEFERRED COMPENSATION LIABILITY [Abstract]
DEFERRED COMPENSATION LIABILITY
7.  DEFERRED COMPENSATION LIABILITY

In 2010, the Board of Directors approved an unfunded deferred compensation agreement for Turid M. Sørensen, our Executive Vice President and Chief Financial Officer. The agreement provides for unfunded deferred compensation computed as a percentage of salary, and certain benefits for dependents. The deferred compensation liabilities are denominated in Norwegian currency. Benefits vest over a period of employment of 20.5 years up to a maximum of 66% of the salary level at the time of retirement, age of 67. Interest is imputed at 3.90% and 3.90% as of December 31, 2012 and 2011, respectively. The rights under the agreement commenced in May 2008. As the agreement was effective in 2010, vested rights under the agreement were recognized in 2010.

In May 2007, the Board of Directors approved an unfunded deferred compensation agreement for Herbjørn Hansson, the Chairman, President and CEO. The agreement provides for unfunded deferred compensation computed as a percentage of salary, and certain benefits for dependents. The deferred compensation liabilities are denominated in Norwegian currency. Benefits vest over a period of employment of 14 years up to a maximum of 66% of the salary level at the time of retirement, age of 70. Interest is imputed at 3.90% and 3.90% as of December 31, 2012 and 2011, respectively. The rights under the agreement commenced in October 2004. The CEO has the right to require a bank guarantee for the deferred compensation liability and the CEO has served in his position since the inception of the Company in 1995.

The total expense, related to the deferred compensation agreements for the Chairman, President and CEO and for our Executive Vice President and Chief Financial Officer, recognized in 2012, 2011 and 2010 were $1.4 million, $1.7 million and $2.5 million, respectively.